UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

(Date of Report (Date of earliest event reported)):

June 29, 2006

W. P. Carey & Co. LLC
(Exact name of registrant as specified in its charter)

Delaware	001-13779	13-3912578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

50 Rockefeller Plaza	10020
New York, NY	(Zip Code)
(Address of principal executive offices)

(212) 492-1100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The Current Report on Form 8-K of W. P. Carey & Co. LLC dated June 29, 2006, filed with the Securities and Exchange Commission on July 3, 2006 is hereby amended to include Exhibit 10.1, Agreement for Sale and Purchase, dated June 29, 2006, by and among Corporate Property Associates 12 Incorporated, the entities listed in Schedule 1 thereof, Carey Asset Management Corp. and W. P. Carey & Co. LLC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Agreement for Sale and Purchase, dated June 29, 2006, by and among Corporate Property Associates 12 Incorporated, the entities listed in Schedule 1 thereof, Carey Asset Management Corp. and W. P. Carey & Co. LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. CAREY & CO. LLC

July 6, 2006	By:	/s/ Susan Hyde

Susan Hyde Executive Director and Secretary